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                                                                    Exhibit 32.2

                Certification Pursuant to 18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of The Knot, Inc. (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Szefc, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                             /s/ Richard Szefc
                                             ----------------------------------
                                             Richard Szefc
                                             Chief Financial Officer


Date:  November 13, 2003